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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

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                            SCHEDULE 14A INFORMATION
                                PROXY STATEMENT

       (PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934)

                               ----------------

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:
[_] PRELIMINARY PROXY STATEMENT
[_] DEFINITIVE PROXY STATEMENT
[X] DEFINITIVE ADDITIONAL MATERIALS
[_] SOLICITING MATERIALS PURSUANT TO (S) 240.14A-11(C) OR (S) 240.14A-12

                           PETRIE STORES CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           PETRIE STORES CORPORATION

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[_] $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
[_] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-
    6(I)(3).
[_] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

  (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

  (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

  (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

  (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

[X] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

  (1) AMOUNT PREVIOUSLY PAID: (A) $297,706.25; (B) $283,206.25

  (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: (A) SCHEDULE 14A; (B) FORM
      S-4

  (3) FILING PARTIES: (A) PETRIE STORES CORPORATION; (B) TOYS "R" US, INC.

  (4) DATE FILED: (A) JUNE 24, 1994; (B) NOVEMBER 3, 1994

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                           PETRIE STORES CORPORATION
                              70 ENTERPRISE AVENUE
                           SECAUCUS, NEW JERSEY 07094

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                       SUPPLEMENT TO THE PROXY STATEMENT
                             DATED NOVEMBER 3, 1994

                               ----------------

                               43,700,000 SHARES

                               TOYS "R" US, INC.

                                  COMMON STOCK

                          SUPPLEMENT TO THE PROSPECTUS

                             DATED NOVEMBER 3, 1994

                               ----------------

  The following information amends, supplements and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement/Prospectus dated November 3, 1994 (the "Proxy Statement/Prospectus") previously sent to Petrie shareholders in connection with the Annual Meeting of Petrie shareholders, to be held at the offices of Skadden, Arps, Slate, Meagher & Flom, 33rd Floor, 919 Third Avenue, New York, New York, on Tuesday, December 6, 1994, at 9:00 a.m., local time, and any adjournment or postponement thereof. This Supplement should be read in conjunction with the Proxy Statement/Prospectus. Capitalized terms used but not defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement/Prospectus. The approximate date on which this Supplement and the accompanying form of proxy card will first be sent to Petrie shareholders is November 17, 1994.

  The date of this Supplement is November 17, 1994.

PROXIES

  A blue proxy card has been enclosed with this Supplement and contains the same proposals as the white proxy card previously sent to Petrie shareholders with the Proxy Statement/Prospectus, except that on the blue proxy card Petrie shareholders are being asked to ratify the selection of Ernst & Young LLP as Petrie's independent auditors for the fiscal year ending January 28, 1995. See "Ratification of Selection of Petrie's Independent Auditors." Petrie shareholders should complete and return the blue proxy card accompanying this Supplement even if they have previously completed and returned the white proxy card. White proxy cards previously solicited by Petrie in connection with the Annual Meeting will remain valid unless revoked. The completion and return of a blue proxy card will constitute a revocation of a previously completed and returned white proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Petrie at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Petrie before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Petrie Stores Corporation, 70 Enterprise Avenue, Secaucus, New Jersey 07094, Attention:
Secretary, or hand-delivered to the Secretary of Petrie, at or before the taking of the vote at the Annual Meeting.

DEATH OF MILTON PETRIE

  On November 6, 1994, Milton Petrie, the founder and Chairman of the Board of Petrie since Petrie's organization in 1932, died. At the time of his death, Mr. Petrie was the record and beneficial owner of

28,111,274 shares of Petrie Common Stock (approximately 60% of the outstanding Petrie Common Stock) which have devolved to the Estate of Milton Petrie (the "Petrie Estate"). Pursuant to Milton Petrie's last will and testament, eight executors have been appointed: Joseph H. Flom, Hilda Kirschbaum Gerstein, Jerome A. Manning, Bernard Petrie, Carroll Petrie, Dorothy Fink Stern, Laurence
A. Tisch and David Zack. Each of the executors disclaims beneficial ownership of the Petrie Common Stock held by the Petrie Estate. The executors of the Petrie Estate share equally the power to dispose of, and vote, Petrie Common Stock held by the Petrie Estate.

  In connection with the execution and delivery of the Toys Acquisition Agreement, Mr. Petrie, by act of his attorneys-in-fact, entered into the Toys Voting Agreement, and agreed to vote, or execute a consent with respect to such shares, in favor of each part of the Transaction and granted Toys "R" Us an irrevocable proxy to exercise all voting, consent and other rights to approve each part of the Transaction. In connection with the execution and delivery of the Retail Operations Stock Purchase Agreement, Mr. Petrie, by act of his attorneys-in-fact, also entered into the WP Investors Voting Agreement, and agreed to vote, or exercise a consent with respect to, his shares in favor of the Retail Operations Stock Purchase Agreement. Both the Toys Voting Agreement and the WP Voting Agreement provide that the irrevocable proxies granted thereby shall survive the death of Milton Petrie, and accordingly are in full force and effect.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  On November 15, 1994, Petrie and Toys "R" Us received the IRS Ruling. The IRS Ruling is in all material respects in the form described in the Proxy Statement/Prospectus, and allows Petrie to consummate the Exchange without recognizing any gain on the disposition of the Toys Shares. It also allows Petrie to distribute to Petrie shareholders the shares of Toys Common Stock received in the Exchange without Petrie shareholders recognizing income as a result of such distribution. In addition, Petrie shareholders will not recognize any income with respect to any shares of Toys Common Stock placed into the Liquidating Trust.

  The IRS Ruling is conditioned on the Liquidating Trust being classified as a liquidating trust for federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom, counsel to Petrie, has rendered an opinion that, as long as the Liquidating Trust is formed and operated in accordance with the Liquidating Trust Agreement and as described in the Proxy Statement/Prospectus, it will be so classified. A copy of the IRS Ruling and of the opinion of Skadden, Arps, Slate, Meagher & Flom have each been filed as an exhibit to the Registration Statement of which the Proxy Statement/Prospectus forms a part. For information as to how to obtain a copy of the IRS Ruling and/or the opinion of Skadden, Arps, Slate, Meagher & Flom, see "AVAILABLE INFORMATION" in the Proxy Statement/Prospectus.

CONVERTIBLE DEBENTURES

  On November 10, 1994, Petrie called for redemption on December 12, 1994 all of its Convertible Debentures at a redemption price of $1,008 per $1,000 principal amount of the Convertible Debentures, together with accrued and unpaid interest thereon of $39.333 per $1,000 principal amount of Convertible Debentures, from June 15, 1994 to, but not including, December 12, 1994. The holders of the Convertible Debentures have the right to convert the Convertible Debentures into approximately 45.1977 shares of Petrie Common Stock for each $1,000 principal amount of Convertible Debentures and such right expires at 3:00 p.m. New York time on December 12, 1994. If all of the outstanding Convertible Debentures were redeemed on December 12, 1994, the aggregate amount necessary for redemption would be $129,414,786.55 (including $123,566,000 for principal, $988,528 for premium and $4,860,258.55 for accrued interest from June 15, 1994 to, but not including, December 12, 1994). If all of the outstanding Convertible Debentures were converted into Petrie Common Stock, approximately 5,584,903 additional shares of Petrie Common Stock would be issued upon such conversion.

THE TOYS ACQUISITION AGREEMENT

  On November 15, 1994, Petrie waived its right to terminate the Toys Acquisition Agreement in accordance with the provision thereof which provides that Petrie may terminate the Toys Acquisition Agreement if it reasonably determines that its and its subsidiaries' contingent liabilities have not been reduced below $200 million. As of November 15, 1994, Petrie believes that its and its subsidiaries' contingent liabilities have been reduced to approximately $225 million.

NOMINEES FOR ELECTION AS DIRECTORS

  Upon the consummation of the Retail Operations Stock Purchase, it is presently anticipated that Jay Galin, Allan Laufgraben, Peter A. Left and Daniel G. Maresca will resign from the Petrie Board of Directors.

RATIFICATION OF SELECTION OF PETRIE'S INDEPENDENT AUDITORS

  David Zack, a retired partner in David Berdon & Co. ("David Berdon"), Petrie's independent auditors, has been appointed an executor of the Petrie Estate. As a result, David Berdon may no longer be deemed independent and, on November 14, 1994, the Audit Committee and Petrie's Board of Directors approved the appointment of Ernst & Young LLP as Petrie's independent auditors for the fiscal year ending January 28, 1995, to replace David Berdon. David Berdon's reports on Petrie's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Petrie's two most recent fiscal years and the six months ended July 30, 1994, Petrie did not have any disagreements with David Berdon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of David Berdon, would have caused David Berdon to make reference thereto in connection with its reports. During the two most recent fiscal years and the six months ended July 30, 1994, Petrie has not consulted with Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Petrie's financial statements or with respect to any matter that was either the subject of a disagreement or a reportable event. Neither has Ernst & Young LLP provided Petrie with either a written report or oral advice that Ernst & Young LLP concluded was an important factor considered by Petrie in reaching a decision as to an accounting, auditing or financial reporting issue. At the Annual Meeting, Petrie's shareholders will be asked to ratify the selection of Ernst & Young LLP as Petrie's independent auditors for the fiscal year ending January 28, 1995.

  Ernst & Young LLP has advised WP Investors in connection with the Retail Operations Stock Purchase and serves as Toys "R" Us' independent auditors.

  THE PETRIE BOARD OF DIRECTORS RECOMMENDS THAT PETRIE SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS PETRIE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 28, 1995.

GENERAL

  Requests for additional copies of this Supplement and the Proxy
Statement/Prospectus should be directed to Petrie's Transfer Agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, telephone: (718) 921-8200.

                                                                         Annex A

                           Petrie Stores Corporation
                             70 Enterprise Avenue
                          Secaucus, New Jersey 07094

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PROXY FOR THE 1994 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 1994

The undersigned shareholder of Petrie Stores Corporation ("Petrie") hereby appoints Joseph H. Flom, Alan C. Greenberg and Raymond S. Troubh and each of them, the lawful attorneys and proxies of the undersigned, each with several powers of substitution, to vote all the shares of Common Stock of Petrie Stores Corporation held of record by the undersigned on October 31, 1994 at the Annual Meeting of Shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom, 33rd Floor, 919 Third Avenue, New York, New York, on Tuesday, December 6, 1994, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting"), with all the powers the undersigned would possess if personally present, upon all matters set forth in the Proxy Statement/Prospectus, dated November 3, 1994, and the Supplement thereto, dated November 17, 1994.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy and in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting of Shareholders. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR the nominees set forth in ITEM 1, FOR ITEM 2, FOR ITEM 3, FOR ITEM 4, FOR
ITEM 5 AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

                      (TO BE SIGNED ON REVERSE SIDE)

[X] Please mark your votes as in this example.


              FOR all nominees   WITHHOLD AUTHORITY
               listed to right   to vote for all
            (except as marked to    nominees
             the contrary below)  listed to right

1. ELECTION
   OF               [_]                 [_]
   DIRECTORS


                                           Nominees: Joseph H. Flom
                                                     Jay Galin
                                                     Hilda Kirschbaum Gerstein
                                                     Alan C. Greenberg
                                                     Allan Laufgraben
                                                     Peter A. Left
                                                     Daniel G. Maresca
                                                     Carroll Petrie
                                                     Jean Roberts
                                                     Dorothy Fink Stern
                                                     Laurence A. Tisch
                                                     Raymond S. Troubh

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through such nominee's name.)
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                                                FOR     AGAINST    ABSTAIN

2. Approval of the disposition of Petrie's
   retail operations.                           [_]       [_]        [_]

3. Approval of the exchange with Toys "R"
   Us, Inc. ("Toys "R" Us") of all of the
   shares of Toys "R" Us common stock,
   par value $.10 per share
   ("Toys Common Stock"), held by
   certain subsidiaries of Petrie (currently,
   approximately 39.9 million shares) and cash
   (presently estimated to be $180 million)     [_]       [_]        [_]
   for a number of shares of Toys Common Stock equal to (a) the number of shares of Toys
   Common Stock held by Petrie, less
   approximately 3.3 million shares of Toys
   Common Stock, plus (b) such amount cash
   divided by the market value of a share
   of Toys Common Stock.

4. Approval of the establishment of a
   liquidating trust and the complete           [_]       [_]        [_]
   liquidation and dissolution of Petrie.

5. Approval and ratification of the appoint-
   ment of Ernst & Young LLP as the
   independent auditors of Petrie for the       [_]       [_]        [_]
   fiscal year ending January 28, 1995.

PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                      DATE
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          Signature



                                      DATE
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     Signature if held jointly


IMPORTANT: Please sign as name(s) appear on this proxy, and date this proxy. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.